Exhibit 32.1
CERTIFICATION OF PRINCIPAL EXECUTIVE
OFFICER PURSUANT TO 18 U.S.C
SECTION 1350, AS ADOPTED PURSUANTTO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Peter K. Miller, Chief Executive Officer of OptiNose, Inc. (the “Company”), do hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

1.the Annual Report on Form 10-K of the Company for the year ended December 31, 2020 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company for the periods presented therein.

Date: March 7, 2023	/s/ Ramy Mahmoud Ramy Mahmoud Chief Executive Officer (Principal Executive Officer)